OPPENHEIMER CONVERTIBLE SECURITIES FUND
                     Supplement dated January 7, 2000 to the
                         Prospectus dated April 28, 1999

The Prospectus is changed as follows:

1. The second paragraph of the subsection entitled "Portfolio Managers" on page 15 is revised in its entirety to read as follows:

         |X|      The portfolio manager of the Fund is Edward Everett.  Mr.
      Everett has been a portfolio manager of the Fund since July 12, 1993 and he is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Everett is a Vice President of the Fund and of the Manager. Prior to joining the Manager in January 1996 he was a portfolio manager of Fielding Management Company, Inc., an investment adviser.

2. All references in the Prospectus to the "portfolio managers" are hereby changed to read, "portfolio manager."


















January 7, 2000                   PS0345.008

                     OPPENHEIMER CONVERTIBLE SECURITIES FUND
                     Supplement dated January 7, 2000 to the
              Statement of Additional Information dated April 28, 1999

The Statement of Additional Information is revised as follows:

1. The biographical information for Michael S. Rosen on page 20 is hereby deleted.

2. The biographical information for Edward Everett on page 20 is hereby revised to read as follows:

      Edward Everett, Vice President and Portfolio Manager: Age: 33.
      Two World Trade Center, 34th floor, New York, New York 10048-0203
      Vice President of the Manager (since January 7, 2000); formerly Assistance Vice President of the Fund and Manager (January 1996 - January 6, 2000); formerly a Portfolio Manager for Fielding Management Company, Inc. (July 1993 - January 1996).

























January 7, 2000                                                     PX0345.006